GUARANTY

THIS GUARANTY ("Guaranty"), made and entered into this 6th day of July 2017, by and between CHARLES A. ROSS, JR. a/k/a Andy Ross (hereinafter “GUARANTOR”) and HARVEY M. BURSTEIN (hereinafter "LENDER").

WITNESSETH:

WHEREAS, AMERICAN REBEL, INC. (hereinafter “BORROWER”) on or about the 6th day of July 2017 executed, as maker, its promissory note payable to LENDER, or order, in the principal amount of Two Hundred Fifty Thousand and no/100 ($250,000.00) together with interest thereon as set forth in said note (hereinafter “NOTE”).

WHEREAS, GUARANTOR has induced LENDER to agree to loan BORROWER the funds evidenced by NOTE upon GUARANTOR’s representation that he would conditionally guaranty all of the obligations of BORROWER under said NOTE, as set forth herein,

NOW, THEREFORE, in consideration of inducing LENDER to enter into the aforementioned loan evidence by NOTE, and for ONE DOLLAR ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.

GUARANTOR, does hereby unconditionally guarantee the full and prompt performance and observance of all the payments, conditions, covenants and agreements contained in said NOTE and payable by BORROWER to LENDER as provided to be paid, performed and observed by BORROWER, its successors and assigns (all hereinafter referred to as "obligations secured"). GUARANTOR does hereby waive acceptance and notice of acceptance hereof. GUARANTOR agrees that if default shall at any time be made by BORROWER in any obligations secured, the undersigned GUARANTOR will and truly pay any sum and cause performance under said NOTE to LENDER, his heirs or assigns, and also all damages that may arise in consequence of the non-performance of said covenants and conditions, or any of them. GUARANTOR further agrees to pay all of LENDER 's expenses, including reasonable attorney fees incurred in enforcing any or all of said obligations secured or incurred in enforcing this Guaranty or both. The undersigned further agrees that his liability under this Guaranty shall be joint and several, continuing, absolute, unconditional and primary, and shall remain in full force and effect until BORROWER shall have fully and satisfactorily discharged all of said obligations secured to LENDER, and further, LENDER may, at his sole option, proceed against the undersigned with or without having commenced any action against or having obtained any judgment against BORROWER and without prior resort to collateral security or suit or judgment against BORROWER.

2.

Every default of BORROWER under any obligation secured shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. It is expressly understood, however, that if an act of default, as defined in said NOTE shall have occurred and be continuing, all sums accrued and unpaid under the terms of said NOTE shall, at the option of LENDER, become immediately due and payable from the undersigned.

3.

This Guaranty and the liability hereunder shall in no way be affected or impaired (and LENDER is expressly authorized to make, from time to time without notice to anyone) by creation of or any compromise, settlement, release, renewal, extension, indulgence, change in or modification of any of the obligations or liabilities of and with BORROWER under said NOTE, or by any failure, neglect or omission on the part of LENDER to realize upon any obligations or liabilities of BORROWER. In order to hold the undersigned liable hereunder, there shall be no obligation on the part of LENDER at any time to resort for payment to BORROWER, or to any other persons or corporations, or other properties or assets or to any security, property or other right or remedies whatsoever, and LENDER shall have the right to enforce this Guaranty irrespective of whether or not proceedings or steps are pending, seeking to or realization upon or from any of the foregoing.

4.

All diligence in collection of payments or performance of other obligations of BORROWER and all notice of any default of BORROWER under any obligation secured and any and all notice of acceptance of this Guaranty (which shall be deemed accepted by execution by the parties) or of reliance by LENDER upon this Guaranty are expressly waived by the undersigned. The said extension of the due dates for payment in full of said NOTE and all obligations secured shall be conclusively presumed to have been created and contracted in reliance upon this Guaranty.

5.

No act of commission or omission of any kind or at any time upon the part of LENDER in respect of any matter whatsoever shall in any way affect or impair this Guaranty.

6.

This Guaranty shall not be revocable by notice or due to death, but shall remain in full force and effect until BORROWER has discharged all of its obligations to LENDER under all obligations secured in said NOTE and any extensions or renewals thereof.

7.

LENDER may, without any notice whatsoever to anyone, sell, assign, or transfer all of his right, title and interest under said NOTE and/or all of his right, title and interest in and to the payments other sums at any time due or to become due thereunder and, in such event, every immediate and successive assignee or transferee of the right, title and interest of LENDER shall have the right to enforce this Guaranty by suit or otherwise as fully as if such assignee or transferee were herein, by name, specifically given such right, power and such benefit.

8.

GUARANTOR shall not in respect to any payments made by him hereunder have any rights on the ground of subrogation, suretyship or otherwise to stand in the place of LENDER so as to compete with him as creditors of BORROWER unless and until the claims of LENDER under the obligations secured shall have been fully paid and satisfied.

9.

This Guaranty and every part thereof shall be binding upon the undersigned, his legal representatives, heirs, successors and assigns, and shall inure to the benefit of LENDER and his legal representatives, heirs, successors and assigns.

10.

Any notice to, or demand upon, GUARANTOR elected to be given or made by LENDER (although none be required hereunder) shall be deemed effective, if not first otherwise made or given, when forwarded by mail, to the last known address of GUARANTOR appearing on the books or records of LENDER with the same effect as if the same were actually delivered to, and received by, the GUARANTOR in person. All rights and remedies of LENDER at law or in equity or hereunder or by statute shall be cumulative and may be exercised singly or concurrently in such order as LENDER may elect.

11.

GUARANTOR agrees that if an attorney is used from time to time to enforce any of the rights herein granted to LENDER, whether by suit or by any other means whatsoever, any reasonable attorney fees of any sum due LENDER under all obligations secured shall be added thereto.

12.

LENDER shall not by any delay, omissions or otherwise be deemed to have waived any of his rights or remedies hereunder and no waiver shall be valid unless in writing signed by LENDER and then only to the extent therein set forth. The waiver by LENDER of any right or remedy hereunder on any occasion shall not be constructed as a bar to any right or remedy which LENDER would otherwise have had on any future occasion. No executory agreements shall be effective to change or modify or to discharge in whole or in part this Guaranty unless such executory agreement is in writing and signed by LENDER. GUARANTOR shall be individually, severally, and jointly and severally bound with all other guarantors of said NOTE and liable hereunder and as between themselves and LENDER, and GUARANTOR, jointly and severally shall be obligated as principal debtor. In the event any clause or provisions of this Guaranty shall be invalid or void for any reason, such invalid or void clause or provision shall not affect the whole of this instrument and the balance thereof shall remain in full force and effect. Whenever the context hereof shall require, the masculine pronoun includes the plural and vice versa.

13.

This agreement shall be deemed to have been made in the State of Kansas regardless of the order in which the signatures of the parties hereto determined in accordance with the laws of the State of Kansas. If there is a lawsuit filed, debtor agrees that LENDER, at his sole option, may file any such action in the District Court of Johnson County, Kansas and, that upon such filing, jurisdiction and venue shall be proper in said Court.

IN WITNESS WHEREOF, the parties hereto have executed this Guaranty the day and first year written

GUARANTOR:

LENDER:

/s/ Charles A. Ross, Jr.

/s/ Harvey M. Burstein

Charles A. Ross, Jr.

Harvey M. Burstein

a/k/a Andy Ross

ADDRESS:

ADDRESS:

3260 Highway 431

13901 Conser, Apt. 1607

Spring Hill, TN 37174

Overland Park, KS 66223

STATE OF KANSAS

COUNTY OF JOHNSON

)

BE IT REMEMBERED, that on this 6th day of July 2017, before me, the undersigned, a Notary Public in and for said County and State, came CHARLES A. ROSS, JR. a/k/a Andy Ross who is personally known to me to be the same persons who executed the within instrument of writing, and duly acknowledged the execution of the same as his free act and deed.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year last above written.

/s/ Jerold A. Bressel

Jerold A. Bressel

Notary Public

My appointment expires:

10-19-18

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